UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 1, 2007

BUSINESS.VN INCORPORATED (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-51126 (Commission File Number)	88-355407 (IRS Employer Identification No.)

9449 Balboa Street, Suite 114 San Diego, California 92101 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (858) 292-9637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 1, 2007, Business.vn Incorporated ("Business.vn" or the "Company") entered into a Executive Employment Agreement (the "Agreement") with Sheldon Silverman, the Company's President and Chief Executive Officer, whereby Mr. Silverman shall be entitled to receive cash and shares in consideration for $180,000 annual salary.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit Number	Description

10.2	Executive Employment Agreement by and between Sheldon Silverman and Business.vn Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS.VN INCORPORATED

Date: August 6, 2007	/s/ Sheldon Silverman Sheldon Silverman Chairman, Chief Executive Officer